Exhibit 32.1


                       LIONS PETROLEUM INC.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officers of Lions Petroleum Inc. certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

a. the quarterly report on Form 10-QSB of Lions Petroleum Inc. for the quarter ended June 30, 2005, as amended, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b. the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Lions Petroleum Inc.



                                    /s/ Dale M. Paulson
Date: September 1, 2005             ____________________________________
                                    Dale M. Paulson
                                    Principal Executive Officer




                                    /s/ Gordon L. Wiltse
Date: September 1, 2005             ____________________________________
                                    Gordon L. Wiltse
                                    Chief Financial Officer